ING Investors Trust

ING Multi-Manager International Small Cap Portfolio

(“Portfolio”)

Supplement dated February 4, 2009

to the Adviser Class Prospectus, Institutional Class Prospectus,

Service Class Prospectus and Service 2 Class Prospectus

(each a “Prospectus” and collectively the “Prospectuses”)

each dated April 28, 2008

On January 30, 2009, the Board of Trustees for ING Investors Trust approved a change to the principal investment strategies.  Effective February 2, 2009, the Prospectuses were revised as follows:

The first sentence of the second paragraph of the section entitled “Description of the Portfolio – Principal Investment Strategies – ING Multi-Manager International Small Cap Portfolio” found on page 3 of the Adviser Class Prospectus, Institutional Class Prospectus, Service Class Prospectus and Service 2 Class Prospectus is hereby deleted in its entirety and replaced with the following:

The Portfolio considers small-capitalization companies to be those that have a market capitalization, at the time of purchase, that fall within the range of companies in the S&P Developed Ex-U.S. SmallCap Index (“Index”) (as of December 31, 2008, between $9.8 million and $7.6 billion).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE